Financial Investors Trust

United Association S&P 500 Index Fund

SUPPLEMENT DATED SEPTEMBER 24, 2001 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 28, 2001

The following information supplements and should be read in conjunction with the information provided in the Fund's Statement of Additional

Information ("SAI") dated August 28, 2001.

The Trustees of Financial Investors Trust (the "Trust") approved an increase to the derivative limitation for the United Association S&P 500 Index Fund at the September 19, 2001 meeting of the Board of Trustees. This increase was effective immediately upon approval by the Board of Trustees.

The third paragraph under the section entitled "Derivative Investments" in the SAI will be deleted in its entirety and replaced with the following language:

The risk to the Fund due to the use of derivatives in the equity portion of the Fund's portfolio of investments will be limited to 20% of such investments at the time of the derivative transaction.